--------------------------------------------------------------------------------
                                                    WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                               HICKORY PORTFOLIO

                                   QUARTERLY

                                     REPORT

                                 JUNE 30, 1998

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended June 30, 1998, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                       DIFFERENCE
           PERIOD ENDED             HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
----------------------------------  -------------  -----------  -------------------------

June 30, 1998 (6 months)                   36.0%         17.7%               18.3%

Dec. 31, 1997                              39.2          33.4                 5.8

Dec. 31, 1996                              35.4          22.9                12.5

Dec. 31, 1995                              40.5          37.5                 3.0

Dec. 31, 1994                             -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                   20.3           5.5                14.8

Since Inception (April 1, 1993)
 Cumulative                               257.9         183.5                74.4

Compound Annual
 Average Return                            27.5          21.9                 5.6

The portfolio's average annual total return for the one and five years ended June 30, 1998, and for the period since inception (April 1, 1993) was 62.0%, 29.9% and 27.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                   COMPARISON OF CHANGE IN VALUE OF $100,000
                   INVESTMENT IN HICKORY PORTFOLIO & S&P 500

The graph below shows the growth in value of a $100,000 investment in Hickory since inception (April 1, 1993) to June 30, 1998, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500 for the same period, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            HICKORY PORTFOLIO    S&P 500
3-31-93               $100,000    $100,000
4-30-93                $91,621     $97,583
5-31-93                $95,999    $100,184
6-30-93                $96,609    $100,476
7-31-93                $99,489    $100,071
8-31-93               $107,204    $103,859
9-30-93               $108,002    $103,062
10-31-93              $115,026    $105,192
11-30-93              $111,438    $104,193
12-31-93              $120,267    $105,452
1-31-94               $118,421    $109,034
2-28-94               $116,476    $106,076
3-31-94               $110,109    $101,457
4-30-94               $109,060    $102,759
5-31-94               $110,065    $104,440
6-30-94               $104,789    $101,881
7-31-94               $104,153    $105,224
8-31-94               $110,360    $109,530
9-30-94               $109,189    $106,855
10-31-94              $107,787    $109,247
11-30-94              $101,810    $105,272
12-31-94               $99,476    $106,830
1-31-95                $99,870    $109,599
2-28-95               $103,994    $113,865
3-31-95               $105,513    $117,219
4-30-95               $105,229    $120,668
5-31-95               $111,054    $125,480
6-30-95               $118,331    $128,392
7-31-95               $124,859    $132,647
8-31-95               $133,445    $132,978
9-30-95               $139,110    $138,586
10-31-95              $133,237    $138,091
11-30-95              $137,345    $144,146
12-31-95              $139,728    $146,922
1-31-96               $146,980    $151,917
2-29-96               $148,848    $153,328
3-31-96               $148,334    $154,805
4-30-96               $151,650    $157,084
5-31-96               $159,513    $161,128
6-30-96               $163,383    $161,741
7-31-96               $150,145    $154,599
8-31-96               $160,466    $157,864
9-30-96               $168,758    $166,741
10-31-96              $171,426    $171,337
11-30-96              $179,661    $184,276
12-31-96              $189,125    $180,625
1-31-97               $195,946    $191,903
2-28-97               $200,614    $193,409
3-31-97               $190,121    $185,477
4-30-97               $190,461    $196,540
5-31-97               $217,223    $208,497
6-30-97               $220,947    $217,832
7-31-97               $229,579    $235,160
8-31-97               $232,386    $221,995
9-30-97               $248,189    $234,145
10-31-97              $251,508    $226,334
11-30-97              $248,562    $236,802
12-31-97              $263,210    $240,866
1-31-98               $271,051    $243,527
2-28-98               $285,577    $261,080
3-31-98               $326,656    $274,439
4-30-98               $353,861    $277,199
5-31-98               $341,132    $272,440
6-30-98               $357,938    $283,497

This information represents past performance of the Hickory Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                        JUNE 30, 1998 - QUARTERLY REPORT

                                                                    July 6, 1998

Dear Fellow Shareholder:

      The second quarter was again a good one for Hickory. Our investments generated a total return of 9.6% during the quarter, bringing our year to date returns to 36.0%. Over the same periods the S&P 500 (with dividends reinvested) returned 3.3% and 17.7%, respectively. Over the last twelve months Hickory's total return was 62.0%. This compares to 30.1% for the S&P 500 and 25.4% for the average growth mutual fund (according to Lipper). Fund assets grew from under $45 million to over $200 million over the three month period.

REVIEW AND OUTLOOK

      In some ways this was a very ordinary quarter for Hickory. In other ways it was quite extraordinary. A total return of over 9% is certainly much better than ordinary (and much better than we should expect in the future), but we received this return in a manner that is typical for Hickory. Significantly more than all of the quarter's returns were generated in the first three weeks and the last two weeks of the quarter. During the two months in the middle of the quarter our investments lost almost 8%. A correction of this magnitude has been quite common for Hickory. This was the thirteenth time in just over five years that Hickory's price has declined by five percent or more. As I have told you in my previous letters, the combination of concentration in selected companies and sectors and a tendency to buy relatively small companies would logically cause Hickory to be volatile in the short run. This pattern has indeed been seen historically, and it is reasonable to expect it to continue.

      Hickory's good returns continue to be driven largely by the same stocks that have been helpful to us in recent quarters. In particular, cable stocks, cellular stocks, and Capital One Financial contributed to our above average returns this quarter. The proposed sale of Centennial Cellular (confirmed just after the end of the quarter) and AT&T's purchase of Telecommunications, Inc.
(TCI) were particularly significant for Hickory. In both cases we benefited both directly from our holdings of Centennial and TCI and indirectly from our other cellular and cable holdings. Capital One rose more than 50% during the quarter, mostly driven by investor perceptions catching up to great fundamentals. However, part of this rise came when it was announced that Capital One would be added to the S&P 500 and index investors had to buy the stock whatever the price. Needless to say, since the end of the quarter I have used this opportunity to reduce our position in this no longer cheap stock.

      Probably the most remarkable occurrence during the quarter was the increase in Hickory's assets. The new cash flowing into Hickory has created some challenges for all of us, particularly for Tom Carney, our trader, and for everyone in operations and customer service. Thus far we have been able to put most of the new money to work, but Hickory's cash position is higher than normal. We will never spend cash just for the sake of spending it. We want to be sure that when we do make an investment, it is to buy a good company at a good price.

      We at Weitz & Co. have given the future growth of Hickory's asset base much thought in recent weeks. At this time no decisions have been reached, but we have concluded that we are not fundamentally opposed to the concept of closing the fund to new investors at some point. Many of us have significant stakes in Hickory and we are quite sensitive to the effects assets under management might have on Hickory's long term returns. We believe our interests are aligned with yours.

      I welcome all the new shareholders to Hickory, and I look forward to a long and profitable relationship. However, I feel compelled to remind you that Hickory is not for everyone. It cannot be overemphasized that Hickory is focused on long term results and is designed for those investors who plan to leave their investments in Hickory untouched for at least five years. We should expect that short term volatility and periodic significant corrections will be commonplace.

      My outlook for the future remains what it was three months ago. We should not expect future returns to come close to matching those of the recent past, and a significant correction is always possible. Nevertheless, I continue to believe that our approach of buying growing value, priced at a discount can yield satisfactory results. We are still able to find stocks to buy. The mortgage REIT stocks we hold, along with many of our other specialty financial stocks, have not performed well recently, but we continue to believe there is value to be found in this sector. I am convinced that there will always be opportunities for the patient value investor.

      Many of you might have seen a newsletter we mailed to shareholders in late June. In it Wally wrote a letter with a message that I think bears repeating, so I am reprinting it on the following page.

      As always, I appreciate your support and I welcome your questions.

                                                          Sincerely,

                                                          /s/ RICHARD F. LAWSON

                                                          Richard F. Lawson
                                                          Portfolio Manager

                 WALLY'S LETTER TO SHAREHOLDERS DATED JUNE 1998

WHAT'S WRONG WITH THIS PICTURE?

      "Playing" the stock market, especially through mutual funds, seems to be the new national pastime. Newspaper mutual fund tables are starting to resemble the sports pages, with rankings of the top performing funds over the past 5 years, 12 months, 4 WEEKS (!), etc., and lists of fund managers who have "hot hands" at the moment. CNBC business news sounds a lot like ESPN, as breathless reporters chase sound bites from money managers and corporate executives. Magazine articles about funds and fund managers are sometimes educational, but many seem to have been written for the purpose of selling reprints to fund companies to use in marketing.

      Our funds have been the beneficiaries of some of this publicity, and I think it has helped us connect with many serious, intelligent, long-term investors. On the other hand, there are a few new shareholders who trade in and out of the funds on a weekly (or even daily) basis or ask questions that betray their lack of understanding of our long-term approach to investing. It is very important to us that our clients have realistic expectations, so I thought it might be helpful to list some of our working assumptions:

     - Investing is more art than science -- we have confidence in our investment approach, but the timing and pattern of returns is absolutely unpredictable;
     - Periodic general market declines of 15-20% are inevitable, and 50% declines (as in 1973-74) are possible. We believe that our approach lessens the risk of PERMANENT loss of capital, but volatility is a fact of stock investing life;
     - In managing the funds, we try to take advantage of the misperceptions and emotional over-reactions of other investors -- going counter to the crowd. Thus, our portfolio will be different from "the market," and will suffer periods (sometimes extended periods) of under-performance.

      We take your investment seriously, we invest our own money in the same funds so we have a coincidence of interest, and we believe the long-term results will be good. However, if any of these assumptions troubles you, our fund may not be the right investment for you -- in fact, stock investing may not be right for you. Assuming we ARE on the same wavelength, I look forward to many years of helping you get rich slowly.

                                                          Sincerely,

                                                          /S/ WALLACE R. WEITZ

                                                          Wallace R. Weitz
                                                          President, Portfolio
                                                          Manager

                            SCHEDULE OF INVESTMENTS
                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                                 -----------      -----------
              COMMON STOCKS -- 79.5%
              AUTO SERVICES -- 2.9%
    418,000   Insurance Auto Auctions, Inc.*                                $ 5,227,063      $ 5,904,250
                                                                            -----------      -----------

              CABLE TELEVISION -- 11.0%
    131,900   Adelphia Communications Corp. CL A*                             2,750,681        4,896,787
    475,900   Century Communications Corp. CL A*                              5,354,301        8,923,125
    106,000   Comcast Corporation CL A                                        3,338,775        4,213,500
     11,500   Comcast Corporation Special CL A                                  168,233          466,829
     50,448   Tele-Communications, Inc. CL A*                                 1,352,944        1,939,095
     48,000   MediaOne Group, Inc.*                                           1,286,507        2,109,000
                                                                            -----------      -----------
                                                                             14,251,441       22,548,336
                                                                            -----------      -----------
              DIVERSIFIED INDUSTRIES -- 1.2%
     27,700   Lynch Corp.*                                                    2,570,411        2,534,550
                                                                            -----------      -----------

              FINANCIAL SERVICES -- 12.0%
     27,000   Capital One Financial Corp.                                       938,171        3,353,063
    678,100   Imperial Credit Industries, Inc.*                              14,995,695       15,935,350
    537,000   United Panam Financial Corp.*                                   5,836,001        5,504,250
                                                                            -----------      -----------
                                                                             21,769,867       24,792,663
                                                                            -----------      -----------
              HEALTH CARE -- 2.1%
    189,900   Lab Holdings, Inc.                                              4,280,727        4,403,306
                                                                            -----------      -----------

              INFORMATION SERVICES -- 1.0%
     51,700   Data Transmission Network Corp.*                                1,681,846        2,068,000
                                                                            -----------      -----------

              MEDIA AND ENTERTAINMENT -- 11.9%
    172,500   Tele-Communications Liberty Media CL A*                         5,310,837        6,695,156
    480,004   Tele-Communications TCI Ventures Group A*                       7,849,181        9,630,080
    210,000   Valassis Communications, Inc.*                                  6,592,915        8,098,125
                                                                            -----------      -----------
                                                                             19,752,933       24,423,361
                                                                            -----------      -----------
              MORTGAGE BANKING -- 9.3%
    343,000   New Century Financial Corp.*                                    3,429,811        3,430,000
    575,000   Resource Bancshares Mtg. Grp., Inc.                             9,505,009       10,709,375
    320,000   Southern Pacific Funding Corp.*                                 5,050,712        5,020,000
                                                                            -----------      -----------
                                                                             17,985,532       19,159,375
                                                                            -----------      -----------

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                                 -----------      -----------
              REAL ESTATE AND CONSTRUCTION -- 1.0%
     36,100   Forest City Enterprises, Inc. CL A                            $ 1,736,894      $ 2,136,669
                                                                            -----------      -----------

              REAL ESTATE INVESTMENT TRUSTS -- 12.1%
    400,000   Fortress Investment Corp.                                       8,000,000        8,000,000
    222,600   Hanover Capital Mortgage Holdings, Inc.                         3,596,028        2,114,700
     25,000   Healthcare Financial Partners Units**                           2,500,000        2,500,000
    520,000   NovaStar Financial, Inc.                                        9,749,352        8,515,000
    220,000   Redwood Trust, Inc.                                             5,019,867        3,863,750
                                                                            -----------      -----------
                                                                             28,865,247       24,993,450
                                                                            -----------      -----------
              TELECOMMUNICATIONS SERVICES -- 14.3%
     80,000   360 Communication Co.*                                          1,612,324        2,560,000
    243,500   Centennial Cellular Corp. CL A*                                 5,411,528        9,085,594
     95,000   Corecomm, Inc.*                                                 1,416,747        2,493,750
      1,500   East/West Communications, Inc.*                                       225            3,750
    809,600   Vanguard Cellular Systems, Inc. CL A*                          14,557,767       15,281,200
                                                                            -----------      -----------
                                                                             22,998,591       29,424,294
                                                                            -----------      -----------
              MISCELLANEOUS SECURITIES -- 0.7%                                1,333,260        1,350,000
                                                                            -----------      -----------
                      Total Common Stocks                                   142,453,812      163,738,254
                                                                            -----------      -----------

              WARRANTS -- 1.1%
    424,300   Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00           1,248,753          477,338
    260,000   NovaStar Financial, Inc., Expiring 2/03/01                      1,688,775        1,820,000
                                                                            -----------      -----------
                      Total Warrants                                          2,937,528        2,297,338
                                                                            -----------      -----------


   FACE
  AMOUNT
-----------
              SHORT-TERM SECURITIES -- 18.4%
$12,043,785   Norwest U.S. Government Money Market Fund                      12,043,785       12,043,785
  5,000,000   Federal Home Loan Bank Discount Note 7/17/98                    4,988,134        4,987,297
  5,000,000   U.S. Treasury Bill 8/20/98                                      4,965,868        4,965,291
  6,000,000   Federal Farm Credit Bank Discount Note 8/31/98                  5,945,812        5,944,592
  5,000,000   Federal Home Loan Bank Discount Note 9/02/98                    4,953,012        4,952,312
  5,000,000   Federal Home Loan Bank Discount Note 9/23/98                    4,937,350        4,935,659
                                                                            -----------      -----------
                                                                             37,833,961       37,828,936
                                                                            -----------      -----------
                      Total Investments in Securities                       $183,225,301     203,864,528
                                                                            -----------      -----------
                                                                            -----------
              Other Assets Less Liabilities -- 1.0%                                            2,117,722
                                                                                             -----------
                      Total Net Assets -- 100%                                               $205,982,250
                                                                                             -----------
                                                                                             -----------
                      Net Asset Value Per Share                                              $    31.776
                                                                                             -----------
                                                                                             -----------

*Non-income producing

**Each unit consists of five shares of common stock and one stock purchase warrant